SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Oct-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-4
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


New York            333-5961             13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-4, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated August 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Oct-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-4
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1    49578486      221829   278879           0    49356657  19-Oct-99
IIPP-A-1  171145019      163785   962691           0   170981235  19-Oct-99
IIIPP-A-  787638531     1451998  4266375           0   786186533  19-Oct-99
IVPP-A-1   47965645      381502   259814           0    47584143  19-Oct-99
P           3224304        3635 NA                 0     3220669  19-Oct-99
X           4147749 NA             22467           0     4132695  19-Oct-99
C-B-1      21019061       17837   114766           0    21001224  19-Oct-99
C-B-2       8850131        7510    48323           0     8842621  19-Oct-99
C-B-3       2765665        2347    15101           0     2763318  19-Oct-99
C-B-4       4425065        3755    24161           0     4421310  19-Oct-99
C-B-5       2212532        1878    12081           0     2210655  19-Oct-99
C-B-6       2212532        1878    12081           0     2210655  19-Oct-99
C-B-7       2765669        2347    15101           0     2763322  19-Oct-99
A-R               0           0        0           0           0  19-Oct-99
TOTAL:   1103802642     2260300  6031839           0  1101542342  19-Oct-99


         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    994.08915     4.44786  5.59175   989.64129 19-Oct-99
IIPP-A-1   997.22703     0.95434  5.60940   996.27269 19-Oct-99
IIIPP-A-   996.78615     1.83756  5.39926   994.94859 19-Oct-99
IVPP-A-1   999.06085     7.94618  5.41158   991.11467 19-Oct-99
P          998.97319     1.12615NA          997.84704 19-Oct-99
X          999.05719NA            5.41156   995.43115 19-Oct-99
C-B-1      999.15801     0.84789  5.45549   998.31011 19-Oct-99
C-B-2      999.15801     0.84789  5.45549   998.31011 19-Oct-99
C-B-3      999.15801     0.84789  5.45549   998.31012 19-Oct-99
C-B-4      999.15801     0.84789  5.45549   998.31011 19-Oct-99
C-B-5      999.15801     0.84789  5.45549   998.31011 19-Oct-99
C-B-6      999.15801     0.84789  5.45549   998.31011 19-Oct-99
C-B-7      999.15803     0.84789  5.45549   998.31014 19-Oct-99
A-R          0.00000     0.00000  0.19000     0.00000 19-Oct-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         31-Oct-99